UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

RTW, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-25508	41-1440870

(Commission File Number)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN	55437

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 893-0403

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS:
ITEM 12 – DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION:
SIGNATURES
Press Release

Items 1, 2, 3, 4, 5, 6, 8, 9, 10 and 11 are not applicable and therefore omitted

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS:

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	RTW, Inc. Press Release issued April 28, 2004 reporting results for the three months ended March 31, 2004.

ITEM 12 – DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION:

Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, RTW, Inc. hereby furnishes a press release, issued on April 28, 2004, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.
Dated: April 28, 2004	By	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
President and Chief Executive Officer (Principal Executive Officer)